UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2022

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer IdentifiCAtion No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On November 30, 2022, Body and Mind Inc. (the “Company” or “BaM”) issued a news release to announce that its annual financial statements for the year ended July 31, 2022, including the related management discussion and analysis, and CEO and CFO certifications (collectively, the “2022 Annual Financial Filings”) were not filed as required under Canadian securities legislation by the required filing deadline of November 28, 2022.

In discussion with its auditors, the Company has determined that it is not able to meet the November 28, 2022 filing deadline (the “Filing Deadline”) under Canadian securities legislation for the 2022 Annual Financial Filings. Although the audit process is substantially complete, the additional final procedures include (i) final approval from an external valuation consultant for the auditor, (ii) updating a tax provision and (iii) final internal QC sign-off from the auditor. Therefore, the Company is not able to meet the Filing Deadline for the 2022 Annual Financial Filings. The Company has engaged external consultants to add to the Company’s resources in order to achieve future filing deadlines.

The Company has applied to the applicable Canadian securities regulatory authorities and received a management cease trade order related to the Company’s securities to be imposed against the Chief Executive Officer and Chief Financial Officer of the Company to trade securities of the Company. The management cease trade order will be in effect until the 2022 Annual Financial Filings are filed, and requires that the 2022 Annual Financial Filings be filed on or around December 8, 2022.

Until the 2022 Annual Financial Filings are filed, the Company intends to provide information in accordance with National Policy 12-203 Management Cease Trade Orders.

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated November 30, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: November 30, 2022	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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